Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Faraj Aalaei, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Aquantia Corp. for the year ended December 31, 2017; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2018	By:	/s/ Faraj Aalaei
Faraj Aalaei
Chairman, President and Chief Executive Officer